                                      LOGO

                           LONGLEAF PARTNERS FUNDS SM

                               SEMI-ANNUAL REPORT
                                at June 30, 1999

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    4
  Performance History* and Portfolio Summary...............    5
  Portfolio of Investments.................................    6
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................    8
  Performance History* and Portfolio Summary...............   10
  Portfolio of Investments.................................   12
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   15
  Performance History* and Portfolio Summary...............   17
  Portfolio of Investments.................................   18
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   20
  Performance History* and Portfolio Summary...............   22
  Portfolio of Investments.................................   24
Financial Statements and Footnotes.........................   26
Financial Highlights.......................................   40
Service Directory..........................................   42
Trustees and Officers......................................   43

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Second Quarter Performance
We are pleased to report the Longleaf Partners family of funds posted one of its best quarterly results ever, with each Fund producing high absolute, real returns for the three months ended June 30, 1999, and performing well against market benchmarks. Although the Longleaf Funds operate in four distinct arenas, their returns were remarkably similar.

Longleaf Partners Fund.........................  +14.16%
Longleaf Partners International Fund...........  +15.72%
Longleaf Partners Realty Fund..................  +14.49%
Longleaf Partners Small-Cap Fund...............  +13.83%

Horace's quote which we cited in our last report -- "Many shall be restored that are now fallen, and many shall fall that are now in honor"-- proved prophetic. A number of our undervalued businesses rose significantly in the second quarter while most of the formerly popular Internet market leaders collapsed.

We implore our partners to remember that ANNUAL long-term equity returns have averaged 12%. Many, many quarters may pass before all four Longleaf Funds again produce results in excess of stocks' long-term performance, and accomplish the feat over a three month span. Longleaf's investment partners had much to celebrate this Fourth of July.

How the High Market Affects Us
Ben Graham, describing past bull markets in Chapter 8 of the fourth edition of The Intelligent Investor, wrote:

     Nearly all the bull markets had a number of well-defined characteristics in common, such as (1) a historically high price level, (2) high price/earnings ratios, (3) low dividend yields as against bond yields, (4) much speculation on margin, and (5) many offerings of new common-stock issues of poor quality.

The current bull market, measured by the S & P 500 Index, has no peer, and the persistently good investment environment has dulled even the bears' view of risk.

- Assuming 1999 ends with positive performance, stocks will have gone up nine consecutive years. Equities previously never had risen more than six years without posting a down period.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

- Stocks have climbed from the lows of 1990 approximately 465%, a rate of 21.8% annually when dividends are reinvested.

- Equities sell at the highest multiple of trailing earnings ever -- 36 times.

- This unprecedented P/E ratio is being assigned to the highest level of profitability in corporate history. Operating profit margins and returns on equity capital have never exceeded current levels.

- After-tax earnings yields are only half the yields on long-term Treasuries. Dividend yields are inconsequential.

- Frenetic day trading has grown to become a meaningful percentage of Wall Street's daily volume.

- Internet IPO's are being floated with such frequency that most new student entrepreneurs believe any reasonable MBA.COM idea should make them billionaires.

How should we react to this unprecedented market environment? The risk of losing significant capital is high if you own the market or if you own companies with no margin of safety between their prices and their values. Our operations will not change. We will sell stocks when they reach our appraisals. We will purchase new positions only when we find qualifying businesses managed by competent individuals at prices below 60% of intrinsic value. If we cannot find such stocks, cash reserves will build. This has been the case in the Partners Fund, which closed to new investors on June 1 to limit inflows.

Patience and discipline are our weapons against the grossly elevated levels of big company stocks. Either the general market will correct, or individual businesses will temporarily be mispriced. We are ready to take advantage of either case. Our research resources are substantial, and our efforts are acutely focused.

This supercharged market environment has not eroded the opportunities in our other three Funds. The market's broadening in the second quarter did not erase the dichotomy between large cap equities and everything else. The International, Realty, and Small-Cap Funds are fully invested and cash inflows are being deployed in businesses selling at steep discounts to their appraisals. The price of each Fund relative to its underlying value is 60% or less. We are continuing to increase our personal stakes in the Realty and International Funds, where the values are most compelling.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

A Tribute to our Partners
We have some of the most astute and involved investors in the industry, and we appreciate your support. We had another crowded Partners Meeting in May with over 400 shareholders from across the country. We thank you for the effort many of you made to be with us.

The press recently has written about the demise of mutual funds, lower inflows, and record redemption levels. It is appropriate that Longleaf's investment partners are contrarian. We had net inflows both in 1998 and through the second quarter of 1999 in all four funds. With two closed funds, 39% of our asset growth has come from cash inflows over the last six months. We take your commitment seriously and in turn commit that we will encourage long-term partners who embrace our philosophy and discourage speculators who chase performance.

Sincerely,

/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

During the second quarter, Longleaf Partners Fund rose 14.2%, more than twice the S&P 500 Index's 7% return. The Partners Fund is up 21.3% for the first six months of 1999. We would gladly accept our current performance for all of 1999.

Our top five holdings at the quarter's outset -- FDX, Marriott, Philips, United Healthcare, and Seagram -- provided over 40% of the quarter's return and have contributed almost 60% of 1999's performance. We continue to be rewarded for our buying activity in 1998's third quarter market decline when we purchased UNH and added substantially to FDX, Marriott, and Philips.

In April we sold our stake in Seagram at prices between $50 and $65 per share versus our original cost of $28. The negative opinion that the investing public had of CEO Edgar Bronfman, Jr. enabled us to buy Seagram at a substantial discount to our appraisal. Looking past public opinion, we determined that his capital allocation record was excellent, and took solace in the Bronfman family's 30% ownership stake. During our investment tenure Mr. Bronfman substantially increased the value of the firm through the acquisition of Universal Entertainment Group, the sale of Tropicana, and the sale of USA Networks.

We also sold our stake in News Corp. early in the quarter after it appreciated to our appraisal. We shifted our ownership in the Japanese non-life companies by selling one entirely and reinvesting the cash into our two remaining positions. As the depth of our overseas research grows, we are better able to assess our management partners and their attention to building shareholder value, and we can concentrate more confidently in fewer companies.

We began the quarter with 21% cash and ended it with 31%. Two-thirds of the increase came from portfolio sales. As we discussed in the Letter to Shareholders, few new investment opportunities emerged. We began buying Georgia Pacific Timber Group, but the price rose before we could establish a full position. We added to several of our holdings when their stocks dipped below 60% of our appraisals. We closed the Partners Fund again when cash inflows began to increase. We wanted to limit any dilution of our existing shareholders' positions before it happened.

As significant owners in the Fund, holding cash is not our preference. Buying businesses without the requisite margin of safety, however, appeals to us even less. In past times when elusive qualifying investments caused cash to rise above 20%, we found hard work and long patience very rewarding. We should also emphasize that most of the Fund's assets are invested, and the companies we own have very attractive appreciation opportunities.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1999

                                                         Value-Line
                                    Partners   S&P 500   (Geometric)
                                      Fund      Index       Index
                                    --------   -------   -----------
Year-to-Date                         21.28%     12.34%       6.54%
One Year                             17.37      22.72       (2.29)
Five Years                           22.40      27.85       11.12
Ten Years                            18.47      18.76        6.01
Since Public Offering 4/8/87         17.81      16.45        4.52

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 33.5% OF NET ASSETS)

FDX CORPORATION (FDX)                                                       7.8%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          7.6%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)                                  6.8%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

UNITED HEALTHCARE CORPORATION (UNH)                                         6.1%
A national leader in health care management offering numerous managed care plans and services.

WASTE MANAGEMENT, INC. (WMI)                                                5.2%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH JUNE 30, 1999

                    NEW HOLDINGS                              ELIMINATIONS
                    ------------                              ------------
Allied Waste Industries, Inc.                         MediaOne Group, Inc.
Georgia-Pacific Corporation -- Timber Group           Mitsui Marine and Fire
Park Place Entertainment Corp.* (HLT)                 Insurance Company, Ltd.
                                                      The News Corporation Limited
                                                      The Seagram Company Ltd.

* Acquired through merger/spin-off of existing position (ticker of original holding).

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 68.8%

                     Environmental Services 6.3%
     2,890,900   *   Allied Waste Industries, Inc...................   $   57,095,275
     4,748,750   *   Waste Management, Inc..........................      255,245,312
                                                                       --------------
                                                                          312,340,587
                                                                       --------------
                     Gaming 1.7%
     8,450,000   *   Park Place Entertainment Corp..................       81,859,375

                     Health Care 6.1%
     4,840,000       United Healthcare Corporation..................      303,105,000

                     Investment Management 0.4%
     1,237,700   *   The Pioneer Group, Inc.........................       21,350,325

                     Lodging 14.4%
     1,076,380   *   Crestline Capital Corporation..................       18,096,639
    12,509,500       Hilton Hotels Corporation......................      177,478,531
    11,700,250       Host Marriott Corporation(b)...................      138,940,469
    10,103,600       Marriott International, Inc....................      377,622,050
                                                                       --------------
                                                                          712,137,689
                                                                       --------------
                     Manufacturing 2.3%
     4,450,000   *   UCAR International, Inc.(b)....................      112,362,500

                     Multi-Industry 7.4%
     1,565,000       Alexander & Baldwin, Inc.......................       34,821,250
     3,316,600       Koninklijke Philips Electronics N.V.
                       (Foreign)....................................      334,562,025
                                                                       --------------
                                                                          369,383,275
                                                                       --------------
                     Natural Resources 6.2%
     1,596,600       Georgia-Pacific Corporation - Timber Group.....       40,314,150
    11,201,032   *   Pioneer Natural Resources Company(b)...........      123,211,352
     2,900,000       Rayonier Inc.(b)...............................      144,456,250
                                                                       --------------
                                                                          307,981,752
                                                                       --------------
                     Property & Casualty Insurance 3.9%
    14,606,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................       49,475,040
    27,450,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................      145,368,857
                                                                       --------------
                                                                          194,843,897
                                                                       --------------
                     Publishing 3.5%
     3,150,000       Knight Ridder, Inc.............................      173,053,125

                     Real Estate 3.9%
     1,998,400       Boston Properties Inc..........................       71,692,600
     6,038,591       TrizecHahn Corporation (Foreign)...............      123,036,292
                                                                       --------------
                                                                          194,728,892
                                                                       --------------

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Transportation 12.7%
    10,175,000       Canadian Pacific Limited (Foreign).............   $  242,292,187
     7,131,800   *   FDX Corporation(c).............................      386,900,150
                                                                       --------------
                                                                          629,192,337
                                                                       --------------
                     TOTAL COMMON STOCKS (COST $2,657,257,557)......    3,412,338,754
                                                                       --------------

Short-Term Obligations 31.3%
Repurchase Agreement with State Street Bank, 4.25% due 7-1-99.......      107,502,000
Commercial Paper - Clipper Receivables Corp., 4.84% due 7-2-99......       99,986,611
Commercial Paper - Clipper Receivables Corp., 4.84% due 7-7-99......       99,919,667
Federal Home Loan Mortgage Corporation, 4.78% due 7-8-99............       99,909,000
Federal Home Loan Mortgage Corporation, 4.80% due 7-14-99...........       99,830,639
Federal Home Loan Bank Discount Note, 4.79% due 7-16-99.............       99,804,583
Federal Home Loan Bank Discount Note, 4.81% due 7-23-99.............       99,713,389
Commercial Paper - Clipper Receivables Corp., 4.90% due 7-27-99.....       99,648,278
Federal Home Loan Mortgage Corporation, 4.87% due 8-5-99............       99,538,195
Federal Home Loan Mortgage Corporation, 4.97% due 8-6-99............       99,513,000
Federal Home Loan Mortgage Corporation, 4.87% due 8-18-99...........      198,736,000
Federal Home Loan Mortgage Corporation, 4.93% due 8-26-99...........       49,625,889
Federal Home Loan Bank Discount Note, 5.03% due 9-10-99.............       99,033,611
Federal National Mortgage Association, 5.08% due 9-21-99............       98,872,500
Federal National Mortgage Association, 5.16% due 9-28-99............       98,758,944
                                                                       --------------
                                                                        1,550,392,306
                                                                       --------------
TOTAL INVESTMENTS (COST $4,207,649,863)(a)...................  100.1%   4,962,731,060
OTHER ASSETS AND LIABILITIES, NET............................   (0.1)      (4,277,487)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $4,958,453,573
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $29.58
                                                                       ==============

 *  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $1,005,572,222 and ($250,491,025), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 18% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

   Currency             Currency Sold and            Currency     Unrealized
  Units Sold             Settlement Date           Market Value   Gain (Loss)
--------------   --------------------------------  ------------   -----------
   823,045,843   Japanese Yen 7-21-99............  $  6,821,093   $ (630,401)
15,000,000,000   Japanese Yen 12-30-99...........   127,498,500    2,349,145
 8,759,000,000   Japanese Yen 3-30-00............    75,486,814     (689,608)
                                                   ------------   ----------
                 Total Forward Contracts.........  $209,806,407   $1,029,136
                                                   ============   ==========

                       See Notes to Financial Statements.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund continued its strong performance in the second quarter. The Fund returned 15.7% versus 2.2% for the EAFE Index. Since inception last October, the Fund has grown from $27 million in assets to over $240 million while returning 33.6% against EAFE's 14.4%.

The portfolio's strength was broad-based with most positions positively contributing to performance. Gulf Canada, our second largest holding, provided over 20% of the Fund's return. The stock has more than doubled from its low at the end of last year as the gross undervaluation of Gulf's quality assets has been partially recognized. With Gulf included, our top ten positions at the quarter's outset accounted for over 85% of the International Fund's return.

The Fund's largest contributors benefited from the recovery in both pricing and sentiment for various global commodities, particularly oil and diamonds. We are not commodity traders and do not pretend to know the long-term outlook for these products. We selected these companies because they were cheap, even using prevailing depressed commodity prices, and because they are run by exceptional partners who can build value during a downturn. Our appraisals have continued to rise and our partners are poised to take advantage of a more positive market. These companies, consequently, remain incredible values despite their stocks' recent increases.

Japanese investments represent roughly one third of the portfolio, but contributed only 15% of the return. The Japanese market has continued to recover, outperforming most other developed world markets. We have two types of holdings: non-life insurance companies and industrials such as Nippon Broadcasting, Kentucky Fried Chicken Japan, and our newest position, MOS Food Services, which sells Japanese style hamburgers and is the most shareholder-oriented company we have met in Japan. The industrials have delivered high single digit or double-digit returns this year while the non-life's are flat. This divergence has made the non-lifes even more attractive than they were when we began our research in Japan because they hold large portfolios of Japanese equities that broadly reflect the Nikkei Index. The Nikkei's 26% rise this year has added nearly 10% to our average non-life's appraisal before accounting for the growth in the underlying insurance businesses. With prices flat, the non-lifes' discounts to intrinsic value have increased during a period in which we have become more knowledgeable about individual managements.

We added five new holdings in the second quarter. Despite the recovery of many world markets, we are finding numerous opportunities, particularly in Northern Europe, where we have added one name and are researching several

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

interesting ideas. We also added our first Latin American position: Argentinean sovereign U.S. dollar denominated bonds. A liquidity crunch combined with misrepresentations concerning the demise of Argentina's currency board drove sovereign yields well over 13% during the quarter, despite Argentina's demonstrated commitment to a sound currency, its political consensus on economic reform, a continuing privatization drive, and a recent history of real, domestic-led GDP growth without excessive leverage.

During the quarter many new partners joined us in the Fund, and the cash inflows benefited all shareholders by enabling us to buy some of the companies mentioned above and to increase our holdings in existing positions. Given the abundance of qualifying foreign investment opportunities, we are adding to our stakes in the International Fund. We encourage our partners to do the same.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                                    RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1999

                                    International    EAFE
                                        Fund        Index
                                    -------------   ------
Year-to-date                            22.57%        3.24%
Since Public Offering 10/26/98          33.62        14.44

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 32.6% OF NET ASSETS)

BRIERLEY INVESTMENTS LIMITED                                                9.6%
A New Zealand based holding company which owns controlling stakes in U.K. based Thistle hotels, Air New Zealand, and Australian building materials maker, James Hardie.

GULF CANADA RESOURCES LIMITED (GOU)                                         8.0%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION (WCLX)                                     5.4%
A railroad holding company that owns lines in the midwest U.S., Ontario, the United Kingdom, New Zealand, and Australia.

WASSALL PLC                                                                 4.8%
A U.K. based venture capital firm that focuses on buying turnaround situations and currently consists of a very large cash position and a lighting business.

THE YASUDA FIRE & MARINE INSURANCE COMPANY, LTD.                            4.8%
A Japanese non-life insurance company with over half its business in voluntary auto policies, and the best combined ratio in Japan.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH JUNE 30, 1999

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Anglovaal Mining Limited            Anglovaal Mining Limited
Bemrose Corporation plc             FDX Corporation
De Beers Consolidated Mines Ltd.    Haw Par Corporation Limited
MOS Food Service, Inc.              Premier Farnell plc
O&Y Properties Corporation          The Seagram Company Ltd.
Premier Farnell plc                 Shaw Communications, Inc.--Class B
Toyoda Automatic Loom Works, Ltd.   Swire Pacific Limited
Weetabix Limited                    Toyoda Automatic Loom Works, Ltd.

                        COUNTRY ALLOCATION OF PORTFOLIO
                          (Stocks, Bond and Forwards)

Japan.................................   30.9%
Canada................................   19.0
United Kingdom........................   16.0
New Zealand...........................   10.5
United States.........................    8.7
South Africa..........................    5.1
Netherlands...........................    5.0
Argentina.............................    4.8
                                        -----
                                        100.0%
                                        =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                                 MARKET VALUE
    ----------                                                               ------------
Common Stock 86.6%
                     Agriculture 2.6%
       164,200   *   Agribrands International, Inc. (United States)(c)....   $  6,496,162
                     Beverages 4.6%
     2,610,000       The Highland Distillers plc (United Kingdom)(c)......     11,313,893
                     Broadcasting 4.5%
       220,000       Nippon Broadcasting System (Japan)(c)................     10,905,484
                     Food 1.4%
        63,100       Weetabix Limited (United Kingdom)....................      3,481,259
                     Multi-Industry 19.1%
    83,750,000   *   Brierley Investments Limited (New Zealand)(c)........     23,520,936
       112,240       Koninklijke Philips Electronics N.V.
                       (Netherlands)(c)...................................     11,322,210
     3,450,000       Wassall PLC (United Kingdom)(c)......................     11,828,161
                                                                             ------------
                                                                               46,671,307
                                                                             ------------
                     Natural Resources 17.2%
       854,700   *   Anderson Exploration Limited (Canada)................     11,173,870
       482,000       De Beers Consolidated Mines Ltd. (South Africa)......     11,507,750
     4,650,000   *   Gulf Canada Resources Limited (Canada)...............     19,471,875
                                                                             ------------
                                                                               42,153,495
                                                                             ------------
                     Printing 3.6%
     1,610,600       Bemrose Corporation plc (United Kingdom)(b)..........      8,796,903
                     Property & Casualty Insurance 16.4%
     2,560,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd.
                       (Japan)(c).........................................      9,200,263
     1,565,000       The Dowa Fire and Marine Insurance Company, Ltd.
                       (Japan)............................................      5,197,702
     2,118,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)(c).........................................      7,174,321
     2,170,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)(c).........................................      6,812,622
     2,200,000       The Yasuda Fire & Marine Insurance Company, Ltd.
                       (Japan)(c).........................................     11,650,692
                                                                             ------------
                                                                               40,035,600
                                                                             ------------
                     Real Estate 0.9%
       527,200   *   O&Y Properties Corporation (Canada)..................      2,119,343

                     Restaurants 6.8%
       416,000       Kentucky Fried Chicken Japan (Japan)(c)..............      5,120,951
       873,000       MOS Food Service, Inc. (Japan)(c)....................     11,467,860
                                                                             ------------
                                                                               16,588,811
                                                                             ------------
                     Transportation 9.5%
       425,000       Canadian Pacific Limited (Canada)....................     10,120,313
       697,100   *   Wisconsin Central Transportation Corporation (United
                       States)(c).........................................     13,157,762
                                                                             ------------
                                                                               23,278,075
                                                                             ------------
        TOTAL COMMON STOCKS (COST $186,483,872)...........................    211,840,332
                                                                             ------------

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

    PRINCIPAL
      AMOUNT                                                                 MARKET VALUE
    ----------                                                               ------------
Foreign Government Bond 4.4%
    12,500,000   The Republic of Argentina, 11.375% due 1-30-17 (Cost
                 $10,906,250).............................................   $ 10,781,250
                                                                             ------------

Short-Term Obligations 8.4%
Repurchase Agreement with State Street Bank, 4.25% due 7-1-99........   $  5,669,000
Federal Home Loan Bank Discount Note, 4.51% due 7-1-99...............     15,000,000
                                                                        ------------
                                                                          20,669,000
                                                                        ------------
TOTAL INVESTMENTS (COST $218,059,122)(a)......................   99.4%   243,290,582
OTHER ASSETS AND LIABILITIES, NET.............................    0.6      1,396,037
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $244,686,619
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $12.22
                                                                        ============

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $27,310,700 and ($2,079,240), respectively.
(b) Affiliated company. See Note 7.
(c) All or a portion designated as collateral. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    3,178,628   British Pound 9-8-99.............  $  5,013,232   $  213,833
    5,285,465   British Pound 12-30-99...........     8,350,035      321,504
    6,688,166   British Pound 3-30-00............    10,578,379      145,287
    1,195,000   British Pound 6-30-00............     1,883,679        9,261
    1,500,000   Canadian Dollar 3-30-00..........     1,016,890       13,967
    1,700,000   Canadian Dollar 6-30-00..........     1,148,571       19,011
  979,587,187   Japanese Yen 8-18-99.............     8,152,500      143,152
2,374,317,354   Japanese Yen 12-30-99............    20,181,460    1,619,074
4,938,728,087   Japanese Yen 3-30-00.............    42,562,929      448,340
    6,339,814   New Zealand Dollar 8-18-99.......     3,363,731      (82,391)
   15,024,523   New Zealand Dollar 12-30-99......     7,997,866      116,510
   23,650,000   New Zealand Dollar 3-30-00.......    12,604,333      234,832
                                                   ------------   ----------
                                                   $122,853,605   $3,202,380
                                                   ============   ==========

                       See Notes to Financial Statements.

                                     (LOGO)

                            (Intentionally Left Blank)

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund increased 14.5% in the second quarter compared to 10.9% for the Wilshire Real Estate Securities Index and 10.6% for the NAREIT Index. The strong second quarter brought the year-to-date return to 5.9% through June.

Almost every company in the portfolio appreciated during the quarter, and three of our holdings, Excel Legacy, TimberWest, and Prime Group, provided over 36% of the return. Excel Legacy, our largest holding at the quarter's outset, announced progress on several projects including its Los Arcos, AZ and Anaheim, CA developments. TimberWest with timber assets in British Columbia is our fifth largest position. The company continued its 1999 rebound as the economies in TimberWest's markets have begun to recover. Prime Group, the Chicago office REIT, has benefited from strong operations in a rising market and from smart acquisition and development decisions.

During the quarter we sold two small and more fully priced holdings, Alexandria Real Estate and Park Place Entertainment, to increase our stakes in several of our most undervalued core positions. The Realty Fund's most significant portfolio change was doubling our stake in Promus, which is now our largest holding. The company announced that strengthening the Doubletree brand would slow earnings growth from a mid-teens to a single digit rate over the next 18 months. This change slightly reduced our appraisal, but greatly impacted the stock, which dropped from $37 1/4 to a low of $23 3/4. We seized this discrepancy by taking Promus from 3.5% to 7.5% of the Fund. We have been rewarded in the short run as Promus rebounded to almost $28 by quarter end.

Some may have interpreted Promus' price decline as bad for the Realty Fund. Nothing could be further from the truth. The stock's volatility enhanced the Fund's return opportunity -- we were able to increase our stake in one of the world's premier hotel franchising companies at a more advantageous discount. As Promus' value grows and its price moves toward our appraisal, we should enjoy outstanding long-term returns.

With real estate's rise after twelve months of negative returns, many have asked, "Has real estate turned the corner?" We manage the Fund the same way -- in bull markets and bear markets, whether real estate is in favor or out of favor. As owners, however, we are glad to see some recognition of the tremendous gap between our companies' prices and their values. We would call the recent rebound moderate -- real estate remains depressed compared to its fundamentals. Even after the quarter's rise, the Realty Fund's NAV is still 60% of our appraisal.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

This wide margin of safety does not imply that short-term volatility is over. When price fluctuations occur, we will take advantage of them.

In closing, we thank our long-term partners who take the time to understand our approach. All our investment partners have benefited from the net inflows over the last eighteen months. We are readily finding qualifying investments for the cash coming in now. The stability of our Fund allows us to act independently and greatly enhances our ability to implement intelligent capital allocation decisions.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1999

                                                 Wilshire
                                    Realty     Real Estate      NAREIT
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                          5.91%        7.06%          4.94%
One Year                             (4.31)       (6.64)        (10.18)
Three Years                          12.90         9.94           8.66
Since Public Offering 1/2/96         16.05        11.11           9.54

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 38.5% OF NET ASSETS)

PROMUS HOTEL CORPORATION (PRH)                                              8.9%
Franchisor and/or manager of over 1,100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names.

EXCEL LEGACY CORPORATION (XLG)                                              8.7%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/ entertainment developments primarily located in the western U.S. including San Diego, Palm Springs, Salt Lake City, Scottsdale, Denver, and Newport, KY across the river from Cincinnati.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      7.8%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

FOREST CITY ENTERPRISES, INC. (FCE)                                         6.7%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport re-development, and mixed use projects in both New York's Times Square and San Francisco. The company also owns over 5,000 acres of land for future development.

TIMBERWEST FOREST CORP. (TWF)                                               6.4%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH JUNE 30, 1999

            NEW HOLDINGS                           ELIMINATIONS
            ------------                           ------------
Franchise Mortgage Acceptance Company  Alexandria Real Estate Equities,
                                       Inc.
Park Place Entertainment Corp.*(HLT)   Castle & Cooke, Inc.
                                       Park Place Entertainment Corp.*(HLT)

* Acquired through merger/spin-off of existing position (ticker of original holding).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 88.3%
Realty 87.0%
                     Diversified Realty 16.8%
     4,209,800   *   Catellus Development Corporation................   $ 65,251,900
     2,280,000   *   Excel Legacy Corporation(b).....................     10,830,000
     1,864,050       Forest City Enterprises, Inc. - Class A(b)......     52,193,400
       148,600       Forest City Enterprises, Inc. - Class B.........      4,179,375
       440,600       TrizecHahn Corporation (Foreign)................      8,977,225
                                                                        ------------
                                                                         141,431,900
                                                                        ------------

                     Lodging 26.0%
       547,020   *   Crestline Capital Corporation...................      9,196,774
     1,895,000       Hilton Hotels Corporation.......................     26,885,313
     3,434,408       Host Marriott Corporation (REIT)(d).............     40,783,595
       711,000       Marriott International, Inc.....................     26,573,625
     2,400,900   *   Promus Hotel Corporation........................     74,427,900
     2,153,400   *   Red Roof Inns, Inc.(b)..........................     38,626,612
       173,546   *   Supertel Hospitality, Inc.......................      2,136,785
                                                                        ------------
                                                                         218,630,604
                                                                        ------------
                     Mortgage Financing 5.4%
     1,188,000       Bay View Capital Corp.(b).......................     24,354,000
     2,381,000   *   Franchise Mortgage Acceptance Company(b)........     20,833,750
                                                                        ------------
                                                                          45,187,750
                                                                        ------------

                     Natural Resources/Land 10.0%
       650,000       Deltic Timber Corporation(b)....................     17,509,375
       261,000       Rayonier Inc....................................     13,001,062
     6,950,000       TimberWest Forest Corp. (Foreign)(b)............     53,999,729
                                                                        ------------
                                                                          84,510,166
                                                                        ------------
                     Office 18.5%
     2,075,000       Beacon Capital Partners, Inc. (REIT)(b)(c)......     32,032,813
     1,070,000       Boston Properties Inc. (REIT)...................     38,386,250
     1,090,900       Cousins Properties Incorporated (REIT)..........     36,886,056
     2,810,700       Prime Group Realty Trust (REIT)(b)..............     48,308,906
                                                                        ------------
                                                                         155,614,025
                                                                        ------------
                     Retail 10.3%
     1,223,800       Getty Realty Corp.(b)...........................     17,592,125
     1,650,000   *   IHOP Corp.(b)...................................     39,703,125
     3,371,400       Prime Retail, Inc. (REIT)(b)....................     29,289,038
                                                                        ------------
                                                                          86,584,288
                                                                        ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Non-Realty 1.3%
                     Investment Management 1.3%
       650,000   *   The Pioneer Group, Inc..........................   $ 11,212,500
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $710,502,050).........    743,171,233
                                                                        ------------
Preferred Stock - 7.4%
                     Diversified Realty 7.4%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible(b)(c) (Cost
                       $73,000,000)..................................     62,415,000
                                                                        ------------
    CONTRACTS
    ----------
Options - 0.2%
                     Natural Resources/Land 0.2%
                     Put Options Written
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (356,040)
         5,494       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received
                     $1,818,514).....................................     (1,488,874)
                     Call Options Purchased
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............        646,806
         5,494       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $2,423,953)...............      2,719,530
                                                                        ------------
                                                                           1,521,422
                                                                        ------------
Short-Term Obligations 3.6%
                                                                          30,100,000
Repurchase Agreement with State Street Bank, 4.25% due 7-1-99........
                                                                        ------------
TOTAL INVESTMENTS (COST $814,722,813)(a)......................   99.5%   837,207,655
OTHER ASSETS AND LIABILITIES, NET.............................    0.5      4,191,890
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $841,399,545
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $15.41
                                                                        ============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $101,629,956 and ($79,145,114), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid, board valued security. See Note 8.
(d) A portion designated as collateral. See Note 10.

Note: REITs comprise 27% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 7% of net assets.

                       See Notes to Financial Statements.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

During the second quarter, Longleaf Partners Small-Cap Fund continued its successful compounding record. The Fund rose 13.8% in the quarter, and Small-Cap posted a year-to-date return of 10.6% versus the Russell 2000 Index's 9.3% return in 1999.

Most of the businesses in the portfolio appreciated during the quarter as the market's overall performance broadened. Eight of our top ten holdings provided over 60% of the quarter's return, led by gains at Gulf Canada and Wisconsin Central. Gulf Canada made great strides in strengthening its balance sheet and meaningfully cutting costs. In addition, rising oil prices moved the market's sentiment. In spite of Gulf Canada's appreciation, the company still sells for significantly less than its value based on its reserves and securities. Wisconsin Central is increasing its EW&S stake (the United Kingdom's only cargo rail system) at a very attractive price, and is continuing to make improvements to its operations. WCLX's traffic in its U.S. markets also grew. The management team owns over 15% of this company and will continue to use its expertise in building value through rail assets.

Our largest holding, Promus Hotels, fell during the quarter when the company announced slower than expected growth. Although expansion of the Doubletree brand will not be as fast as anticipated, the free cash flow generated by its other brands is growing in the mid-teens, and the company is selling significantly below the value of its core franchising business. In addition, management has aggressively repurchased shares. We also took advantage of the temporary stock decline by adding to our stake.

Our other major position that declined during the quarter was Midas. Although same-store sales were weak, the new management made great progress in improving franchisee relations.

We are continuing our effort to concentrate in our twenty best domestic businesses. The Fund has decreased its holdings to 30 stocks. We sold four companies that represented 3% of assets, including the last three Japanese securities in the Fund. Our only remaining foreign exposure consists of Canadian headquartered businesses in oil, real estate, and timber.

During the quarter we increased our stakes in several of our most undervalued businesses and added two new companies. Since the end of the quarter, we have begun buying an additional new holding. The trading desk has orders pending that will use the Fund's remaining cash.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The second quarter's small stock rally and the performance at the companies we own was gratifying. Even better, this appreciation did not dim the Fund's future prospects. We continue to find a large number of qualifying businesses, the Fund is fully invested, and the price-to-value ratio remains below historic levels.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1999

                                                            Value-Line
                                 Small-Cap   Russell 2000   (Geometric)
                                   Fund         Index          Index
                                 ---------   ------------   -----------
Year-to-Date                       10.62%         9.28%          6.54%
One Year                            9.65          1.50          (2.29)
Three Years                        22.68         11.22           9.55
Five Years                         21.47         15.40          11.12
Ten Years*                         12.30         12.39           6.01
Since Public Offering 2/21/89*     13.02         12.72           6.33

 * From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 31.3% OF NET ASSETS)

PROMUS HOTEL CORPORATION (PRH)                                              8.0%
Franchisor and/or manager of over 1100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names.

GULF CANADA RESOURCES LIMITED (GOU)                                         7.5%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         5.8%
A railroad holding company that owns lines in the midwest U.S., Ontario, the United Kingdom, New Zealand, and Australia.

ORION CAPITAL CORPORATION (OC)                                              5.3%
A property/casualty insurer with business lines focusing on workers' compensation, nonstandard auto, professional liability, and unique or highly specialized situations.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      4.7%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH JUNE 30, 1999

           NEW HOLDINGS                       ELIMINATIONS
           ------------                       ------------
First Health Group Corp.            The Chiyoda Fire and Marine
Fleming Companies, Inc.             Insurance Company, Ltd.
The MONY Group Inc.                 The Dai-Tokyo Fire and Marine
Premier Farnell plc                 Insurance Company, Ltd.
Vail Resorts, Inc.                  Fuji Fire and Marine Insurance
                                    Company, Limited
                                    Nippon Broadcasting System
                                    The Nissan Fire & Marine
                                    Insurance Company, Ltd.
                                    Pinkerton's Inc.
                                    Premier Farnell plc
                                    Robbins & Myers, Inc.
                                    Sangetsu Co., Ltd.
                                    Shaw Communications Inc. - Class
                                    A
                                    Shaw Communications Inc. - Class
                                    B

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 87.9%
                     Agriculture 2.6%
     1,015,400   *   Agribrands International, Inc. (b).............   $   40,171,763
                     Commercial Lighting 3.9%
     2,120,500   *   Genlyte Group Incorporated(b)..................       47,578,719
       653,650       Thomas Industries, Inc.........................       13,399,825
                                                                       --------------
                                                                           60,978,544
                                                                       --------------
                     Entertainment 1.5%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A(b)............       23,428,125
                     Food -- Wholesale 1.2%
     1,662,100       Fleming Companies, Inc.........................       19,321,913
                     Health Care 2.2%
     1,562,100   *   First Health Group Corp........................       33,682,781
                     Insurance 2.5%
     1,191,100       The MONY Group Inc.............................       38,859,638
                     Investment Management 1.0%
       865,000   *   The Pioneer Group, Inc.........................       14,921,250
                     Lodging 8.4%
     4,020,000   *   Promus Hotel Corporation(b)....................      124,620,000
       367,800   *   Vail Resorts, Inc..............................        6,436,500
                                                                       --------------
                                                                          131,056,500
                                                                       --------------
                     Manufacturing 13.1%
     3,040,340       AMETEK, Inc.(b)................................       69,927,820
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)............       24,903,750
     2,363,900   *   Scott Technologies, Inc.(b)....................       45,505,075
     3,729,600       U.S. Industries, Inc...........................       63,403,200
                                                                       --------------
                                                                          203,739,845
                                                                       --------------
                     Mortgage Financing 2.6%
     2,006,100       Bay View Capital Corp.(b)......................       41,125,050
                     Natural Resources 13.2%
       845,000       Deltic Timber Corporation(b)...................       22,762,187
     3,349,996       Gendis Inc. (Foreign)(b)(c)....................       11,543,125
    27,863,860   *   Gulf Canada Resources Limited(Foreign)(b)......      116,679,914
     6,950,000       TimberWest Forest Corp.(Foreign)(b)............       53,999,729
                                                                       --------------
                                                                          204,984,955
                                                                       --------------
                     Pharmaceuticals 3.6%
     7,268,800   *   Perrigo Company(b).............................       55,424,600

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 10.7%
       243,883   *   Alleghany Corporation..........................   $   45,118,355
     1,777,400       Hilb, Rogal and Hamilton Company(b)............       39,769,325
     2,276,800       Orion Capital Corporation(b)...................       81,680,200
                                                                       --------------
                                                                          166,567,880
                                                                       --------------
                     Real Estate 11.4%
     4,680,000   *   Catellus Development Corporation...............       72,540,000
     1,135,400       Cousins Properties Incorporated................       38,390,713
     1,443,400   *   IHOP Corp.(b)..................................       34,731,812
     1,520,000       TrizecHahn Corporation (Foreign)...............       30,970,000
                                                                       --------------
                                                                          176,632,525
                                                                       --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc.(b)....................       17,069,200

                     Retail 3.2%
     1,767,600       Midas Inc.(b)..................................       50,155,650

                     Transportation 5.7%
     4,749,900   *   Wisconsin Central Transportation
                       Corporation(b)...............................       89,654,362
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,216,186,872)..................    1,367,774,581
                                                                       --------------

Short-Term Obligations 12.5%
Repurchase Agreement with State Street Bank, 4.25% due 7-1-99.......       44,718,000
Federal Home Loan Mortgage Corporation, 4.78% due 7-15-99...........       99,815,278
Federal Home Loan Bank Discount Note, 4.91% due 7-19-99.............       49,879,250
                                                                       --------------
                                                                          194,412,528
                                                                       --------------
TOTAL INVESTMENTS (COST $1,410,599,400)(a)...................  100.4%   1,562,187,109
OTHER ASSETS AND LIABILITIES, NET............................   (0.4)      (6,876,594)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,555,310,515
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $24.28
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $228,004,543 and ($76,416,834), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 14% of net assets.

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 1999 (UNAUDITED)

                       PARTNERS FUND

ASSETS:
Investments:
  Affiliated securities, at market value (cost $720,477,865,
    $9,352,464, $440,466,339 and $897,651,503, respectively)
    (Note 2 and 7)..........................................
  Other securities, at market value (cost $1,936,779,692,
    $177,131,408, $346,684,907 and $318,535,369,
    respectively) (Note 2)..................................
  Foreign government bond...................................
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Forward currency contracts (Note 2).......................
  Foreign tax reclaim.......................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Securities purchased......................................
  Fund shares redeemed......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Options written, at market value (premiums received
  $2,528,433) (Note 2 and 9)................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain on investments and foreign currency.......
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 1999 (UNAUDITED)


PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
$  518,970,571      $  8,796,903      $451,867,248   $  990,730,407
 2,893,368,183       203,043,429       357,085,321      377,044,174
             -        10,781,250                 -                -
 1,442,890,306        15,000,000                 -      149,694,528
   107,502,000         5,669,000        30,100,000       44,718,000
--------------      ------------      ------------   --------------
 4,962,731,060       243,290,582       839,052,569    1,562,187,109
           245                25                63              597

     6,401,072         1,017,824         3,591,196        2,080,138
     3,821,545           543,075           341,016        1,091,451
             -         9,392,544         2,347,739                -
     1,029,136         3,202,380                 -                -
             -             4,543                 -                -
       100,530            30,550            40,912           50,765
        65,451                 -             3,937           12,203
--------------      ------------      ------------   --------------
 4,974,149,039       257,481,523       845,377,432    1,565,422,263
--------------      ------------      ------------   --------------

     8,010,318        12,289,043                 -        6,915,872
     3,820,777           104,462         1,323,028        1,962,716
     3,117,389           307,396           667,453          998,938
       404,693            18,951            66,745          122,233
             -                 -         1,844,914                -
       342,289            75,052            75,747          111,989
--------------      ------------      ------------   --------------
    15,695,466        12,794,904         3,977,887       10,111,748
--------------      ------------      ------------   --------------
$4,958,453,573      $244,686,619      $841,399,545   $1,555,310,515
==============      ============      ============   ==============

$3,571,027,345      $209,510,491      $843,811,142   $1,272,812,928
    39,501,895         1,606,782         8,080,457        3,535,298
   591,827,571         5,138,352       (38,303,460)     127,379,012
   756,096,762        28,430,994        27,811,406      151,583,277
--------------      ------------      ------------   --------------
$4,958,453,573      $244,686,619      $841,399,545   $1,555,310,515
==============      ============      ============   ==============
        $29.58            $12.22            $15.41           $24.28
        ======            ======            ======           ======
   167,645,726        20,015,495        54,599,414       64,062,145


                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS

                FOR THE PERIODS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $0, $84,608, $18,320 and $28,236, respectively) (Note
    7)......................................................
  Dividends from non-affiliates (net of foreign tax withheld of $1,506,310, $149,973, $11,566, and $66,235,
    respectively)...........................................
  Interest..................................................
         Total income.......................................
EXPENSES:
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Miscellaneous.............................................
  Investment counsel fee waived.............................
         Total expenses.....................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN(LOSS):
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities (Note 7)............................
  Options...................................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain.........................
      Net realized and unrealized gain......................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS

                FOR THE PERIODS ENDED JUNE 30, 1999 (UNAUDITED)

PARTNERS FUND   INTERNATIONAL FUND   REALTY FUND   SMALL-CAP FUND
-------------   ------------------   -----------   --------------
$  7,156,448       $   761,474       $ 7,201,066    $  5,057,656
  29,459,980         1,613,336         4,196,887       1,900,238
  21,884,006           705,228           399,716       3,214,284
------------       -----------       -----------    ------------
  58,500,434         3,080,038        11,797,669      10,172,178
------------       -----------       -----------    ------------
  16,687,405         1,256,052         3,764,561       5,666,279
   2,158,871            83,737           376,457         689,386
     348,061            13,276            60,716         111,184
     164,539            59,526            36,435          46,949
     126,260             9,325            34,184          50,643
     120,384             9,682            30,745          40,232
      91,325             3,474            20,806          34,911
      47,605            38,555            11,901          20,704
      19,836            19,693            17,356          18,844
      30,001             9,837            15,165          15,165
      21,085               161             6,542           8,074
      65,313            10,733            20,438          28,151
           -           (48,656)                -               -
------------       -----------       -----------    ------------
  19,880,685         1,465,395         4,395,306       6,730,522
------------       -----------       -----------    ------------
  38,619,749         1,614,643         7,402,363       3,441,656
------------       -----------       -----------    ------------

 541,931,121         5,175,604       (23,306,366)    118,000,397
           -                 -         1,201,375      10,690,750
           -                 -         1,706,039               -
   2,833,271        (1,136,572)                -      (4,335,671)
       9,531            (8,106)           50,172          49,898
------------       -----------       -----------    ------------
 544,773,923         4,030,926       (20,348,780)    124,405,374
------------       -----------       -----------    ------------
 215,698,489        22,719,026        60,917,181       6,905,055
  13,684,718         5,926,083        (2,979,236)      7,868,549
------------       -----------       -----------    ------------
 229,383,207        28,645,109        57,937,945      14,773,604
------------       -----------       -----------    ------------
 774,157,130        32,676,035        37,589,165     139,178,978
------------       -----------       -----------    ------------
$812,776,879       $34,290,678       $44,991,528    $142,620,634
============       ===========       ===========    ============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              JUNE 30, 1999       DECEMBER 31,
                                                               (UNAUDITED)            1998
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................  $   38,619,749     $   37,909,506
 Net gain(loss).............................................     544,773,923        638,290,424
 Change in net unrealized gain(loss)........................     229,383,207       (248,007,321)
                                                              --------------     --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................     812,776,879        428,192,609
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................               -        (36,966,961)
 From net realized gain on investments......................               -       (586,542,694)
 From return of capital.....................................               -                  -
                                                              --------------     --------------
   Net decrease in net assets resulting from
     distributions..........................................              -        (623,509,655)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...........................     832,210,531        890,978,876
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................               -        907,344,282
 Cost of shares redeemed....................................    (371,833,760)      (522,776,364)
                                                              --------------     --------------
   Net increase in net assets from fund share
     transactions...........................................     460,376,771      1,275,546,794
                                                              --------------     --------------
   Total increase in net assets.............................   1,273,153,650      1,080,229,748
NET ASSETS:
 Beginning of period........................................   3,685,299,923      2,605,070,175
                                                              --------------     --------------
 End of period..............................................  $4,958,453,573     $3,685,299,923
                                                              ==============     ==============
 Undistributed net investment income included in net assets
   at end of period.........................................  $   39,501,895           $872,615
                                                                 ===========            =======

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

       INTERNATIONAL FUND                   REALTY FUND                    SMALL-CAP FUND
--------------------------------   -----------------------------   -------------------------------
  SIX MONTHS     CAPITALIZATION      SIX MONTHS                      SIX MONTHS
    ENDED        AUGUST 12, 1998       ENDED         YEAR ENDED        ENDED          YEAR ENDED
JUNE 30, 1999    TO DECEMBER 31,   JUNE 30, 1999    DECEMBER 31,   JUNE 30, 1999     DECEMBER 31,
 (UNAUDITED)          1998          (UNAUDITED)         1998        (UNAUDITED)          1998
--------------   ---------------   --------------   ------------   --------------   --------------
 $  1,614,643      $    37,645      $  7,402,363    $ 28,104,646   $    3,441,656   $   10,219,153
    4,030,926        1,099,639       (20,348,780)    (18,026,890)     124,405,374      150,103,088
   28,645,109         (214,114)       57,937,945    (133,803,550)      14,773,604      (28,601,652)
 ------------      -----------      ------------    ------------   --------------   --------------
   34,290,678          923,170        44,991,528    (123,725,794)     142,620,634      131,720,589
 ------------      -----------      ------------    ------------   --------------   --------------
            -          (37,720)                -     (22,154,503)               -      (10,041,928)
            -                -                 -         (18,724)               -     (145,213,540)
            -                -                 -      (5,557,418)               -                -
 ------------      -----------      ------------    ------------   --------------   --------------
            -          (37,720)                -     (27,730,645)               -     (155,255,468)
 ------------      -----------      ------------    ------------   --------------   --------------
  146,525,084       75,071,603       179,488,825     524,495,785      271,626,585      565,247,944
            -           32,236                 -      56,610,939                -      178,562,305
  (11,701,673)        (516,759)     (158,776,412)   (391,256,885)    (214,300,323)    (280,170,886)
 ------------      -----------      ------------    ------------   --------------   --------------
  134,823,411       74,587,080        20,712,413     189,849,839       57,326,262      463,639,363
 ------------      -----------      ------------    ------------   --------------   --------------
  169,114,089       75,472,530        65,703,941      38,393,400      199,946,896      440,104,484
   75,572,530          100,000       775,695,604     737,302,204    1,355,363,619      915,259,135
 ------------      -----------      ------------    ------------   --------------   --------------
 $244,686,619      $75,572,530      $841,399,545    $775,695,604   $1,555,310,515   $1,355,363,619
 ============      ===========      ============    ============   ==============   ==============
   $1,606,782             $244        $8,080,457        $627,922       $3,535,298          $43,744
 ============      ===========      ============    ============   ==============   ==============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with Generally Accepted Accounting Principles for the investment company industry; these principles may require the use of estimates by Fund management.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $48,656 at June 30, 1999 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   30,279,494    13,512,589      12,653,848    12,085,288
    Shares redeemed.....  (13,731,162)   (1,080,890)    (11,362,839)   (9,764,101)
                          -----------    ----------     -----------   -----------
                           16,548,332    12,431,699       1,291,009     2,321,187
                          ===========    ==========     ===========   ===========
                                       YEAR ENDED DECEMBER 31, 1998
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   33,032,388     7,632,832      32,103,302    24,333,088
    Reinvestment of
      shareholder
      distribution......   37,325,423         3,246       3,576,951     8,326,574
    Shares redeemed.....  (19,542,488)      (52,282)    (24,869,928)  (12,181,491)
                          -----------    ----------     -----------   -----------
                           50,815,323     7,583,796      10,810,325    20,478,171
                          ===========    ==========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                       PARTNERS FUND  INTERNATIONAL FUND   REALTY FUND   SMALL-CAP FUND
                       -------------- ------------------   -----------   --------------
    Purchases          $  317,012,699    $155,089,455      $78,866,562    $264,145,445
    Sales               1,122,885,865      33,297,078       70,706,084     315,738,140

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At June 30, 1999, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                             SHARES OF
                                                                THE
                                                              COMPANY
                                                            -----------
PARTNERS FUND
  Host Marriott Corporation                                     5.1
  Pioneer Natural Resources Company                            11.1
  Rayonier Inc.                                                10.4
  UCAR International, Inc.                                      9.4
INTERNATIONAL FUND
  Bemrose Corporation plc                                       5.7
REALTY FUND
  Bay View Capital Corporation                                  6.3
  Beacon Capital Partners, Inc.(Note 8)                         9.9
  Deltic Timber Corporation                                     5.2
  Excel Legacy Corporation*--
    Common                                                      6.8
    Series A Liquidating Preference Convertible (Note 8)       68.6
  Forest City Enterprises, Inc. -- Class A                     10.0
  Franchise Mortgage Acceptance Company                         8.3
  Getty Realty Corp.                                            9.0
  IHOP Corp.                                                    8.3
  Prime Group Realty Trust                                     18.6
  Prime Retail, Inc.                                            7.8
  Red Roof Inns, Inc.                                           8.0
  TimberWest Forest Corp.                                      10.0
* Combined voting power is 30.8%

                                                                 %
                                                            OUTSTANDING
                                                             SHARES OF
                                                                THE
                                                              COMPANY
                                                            -----------
SMALL-CAP FUND
  Agribrands International, Inc.                                9.7
  AMETEK, Inc.                                                  9.4
  Bay View Capital Corp.                                       10.7
  Carbide/Graphite Group, Inc.                                 20.0
  Carmike Cinemas, Inc.-- Class A                              14.8
  Deltic Timber Corporation                                     6.7
  Gendis, Inc. (Note 8)                                        20.0
  Genlyte Group Incorporated                                   15.6
  Gulf Canada Resources Limited                                 8.0
  Hilb, Rogal and Hamilton Company                             14.6
  IHOP Corp.                                                    7.3
  Midas Inc.                                                   10.2
  Orion Capital Corporation                                     8.4
  Perrigo Company                                               9.9
  Promus Hotel Corporation                                      5.1
  Scott Technologies, Inc.                                     13.0
  TimberWest Forest Corp.                                      10.0
  VICORP Restaurants, Inc.                                     10.8
  Wisconsin Central Transportation Corporation                  9.3

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at $32,032,813 or $15.4375 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by June 30, 1999.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at $62,415,000 or $4.275 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and may be converted by the company into common shares. The Excel Preferred shares are not registered and there is no regular trading market in these shares.

Both Beacon and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 11% of the Realty Fund's net assets at June 30, 1999.

The Small-Cap Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 0.7% of the Small-Cap Fund's net assets at June 30, 1999.

NOTE 9. PUT OPTIONS WRITTEN

The Realty Fund had the following written option transactions for the six months ended June 30, 1999:

                                                Number of    Premiums
                                                Contracts    Received
                                                ---------   ----------
Options outstanding at December 31, 1998......    8,461     $1,786,187
Options expired...............................   (5,494)    (1,076,268)
Options written...............................    5,494      1,818,514
                                                 ------     ----------
Options outstanding at June 30, 1999..........    8,461     $2,528,433
                                                 ======     ==========

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at June 30, 1999:

                                                          Market
                                                         Value of
                                                        Segregated
                                  Obligation              Assets
                           -------------------------  ---------------
Partners Fund............  Forward Currency
                             Contracts                 $217,000,000
International Fund.......  Forward Currency
                             Contracts                 $129,749,978
Realty Fund..............  Newhall Land and Farming
                             Company Put Options
                             Written                   $ 23,750,000

NOTE 11. RELATED OWNERSHIP

At June 30, 1999, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   2,715,206          13.6%
Realty Fund..........................   4,110,732           7.5%

NOTE 12. CAPITAL LOSS CARRYOVERS

As of December 31, 1998, the Funds had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on December 31, 2006 as follows:

Partners Fund.....................                     None
International Fund................             $    867,951
Realty Fund.......................               17,735,542
Small-Cap Fund....................                     None

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD    INCOME(A)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
June 30, 1999 (Unaudited).........    $24.39         $.24        $ 4.95       $ 5.19       $    -     $    -
Year ended December 31,
    1998..........................     25.98          .31          3.16         3.47         (.25)     (4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .37          4.09         4.46         (.38)     (2.38)
    1995..........................     17.13          .30          4.40         4.70         (.24)      (.44)
    1994..........................     16.92          .21          1.30         1.51         (.16)     (1.14)
INTERNATIONAL FUND
June 30, 1999 (Unaudited).........      9.97          .09          2.16         2.25            -          -
August 12, 1998 (Capitalization)
    through December 31, 1998.....     10.00          .01          (.03)        (.02)        (.01)
REALTY FUND
June 30, 1999 (Unaudited).........     14.55          .14           .72          .86            -          -
Year ended December 31,
    1998..........................     17.35          .56         (2.82)       (2.26)        (.43)
    1997..........................     13.97          .19          3.96         4.15         (.09)      (.64)
    1996..........................     10.00          .16          3.91         4.07         (.04)      (.05)
SMALL-CAP FUND
June 30, 1999 (Unaudited).........     21.95          .06          2.27         2.33            -          -
Year ended December 31,
    1998..........................     22.18          .20          2.51         2.71         (.17)     (2.77)
    1997..........................     17.86          .25          4.94         5.19         (.18)      (.69)
    1996..........................     14.46          .03          4.40         4.43         (.02)     (1.01)
    1995..........................     13.28          .12          2.35         2.47         (.12)     (1.17)
    1994..........................     13.49         (.03)          .52          .49            -       (.70)

(a) Calculated based on weighted average shares outstanding for the period.
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver.
(e) Annualized

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $    -    $29.58     21.28%    $4,958,454       .92%(e)     .89%         9.35%

     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
     -      (.68)    21.15     27.50      1,876,467      1.01        1.45         12.60
     -     (1.30)    17.13      8.96        753,527      1.17        1.18         27.39

     -         -     12.22     22.57        244,687      1.75(d)(e)   .96         20.35

     -      (.01)     9.97      9.02(c)      75,572      1.75(d)      .10         24.05

     -         -     15.41      5.91        841,400      1.17(e)      .98          9.50

  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)      .92          4.28

     -         -     24.28     10.62      1,555,311       .98(e)      .25         20.92

           (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97
     -     (1.29)    14.46     18.61        135,977      1.30         .84         32.95
     -      (.70)    13.28      3.64         99,609      1.38        (.22)        19.79

                               SERVICE DIRECTORY

                              CALL (800) 445-9469

24-HOUR AUTOMATED INFORMATION                                           OPTION 1
For automated reporting of daily prices, account balances and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                        OPTION 2
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

SHAREHOLDER INQUIRIES                                                   OPTION 3
To request action on your existing account contact the transfer agent, NFDS, from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 219929                   330 W. 9th Street
   Kansas City, MO 64121-9929            Kansas City, MO 64105

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds SM
                                    c/o NFDS
                                P.O. Box 219929
                           Kansas City, MO 64121-9929
                                 (800) 445-9469